Investment Trust

Prospectus Supplement

UBS Investment Trust

UBS U.S. Allocation Fund

Supplement to the Prospectus dated December 29, 2014 (the "Prospectus"), as supplemented.

June 30, 2015

Dear Investor,

The purpose of this supplement is to provide you with updated information regarding UBS U.S. Allocation Fund (the "fund"). Effective August 3, 2015, the redemption fee of 1.00% imposed on sales or exchanges of any class of shares of the fund made during the holding periods specified in the Prospectus will be eliminated. Effective August 3, 2015, the Prospectus is supplemented accordingly as shown below.

All references and disclosure related to the redemption fee are removed.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-720